SUMMIT
CASH RESERVES
FUND

Financial Institutions
Series Trust




FUND LOGO





Annual Report

May 31, 2000


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Statements and other information herein are as dated and are subject to change.





Summit Cash Reserves Fund
Financial Institutions Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Summit Cash Reserves Fund
May 31, 2000


DEAR SHAREHOLDER

For the year ended May 31, 2000, Summit Cash Reserves Fund's Class A Shares and Class B Shares had net annualized yields of 5.17% and 4.38%, respectively. For the six-month period ended May 31, 2000, the Fund's Class A Shares and Class B Shares had net annualized yields of 5.43% and 4.66%, respectively. The Fund's 7-day yield as of May 31, 2000 was 5.83% for Class A Shares and 5.08% for Class B Shares.

The average portfolio maturity for Summit Cash Reserves Fund at May 31, 2000 was 47 days, compared to 68 days as of November 30, 1999.


The Environment
As 1999 drew to a close, the Federal Reserve Board took extraordinary steps to ensure liquidity in the financial markets. The Federal Reserve Board tightened monetary policy once during the last quarter of 1999, but adopted a neutral bias through the year-end in an effort to reassure investors and eliminate uncertainty. However, growth remained strong and two additional 25 basis point (0.25%) interest rate increases were implemented in February and March 2000. At that time, the US Treasury also announced anticipated changes to the auction schedule. The Federal budget surplus has made it necessary to decrease the amount of securities sold by the Treasury, therefore the changes will include reduced auctions, reduced auction sizes, and a buy-back program (the Treasury intends to buy back old off-the-run less liquid issues in order to keep current issues liquid). The announcement caused unintended results as the yield curve inverted dramatically as investors rushed to buy the longer-term issues.

At this time, it is unclear when this technical inversion will be unwound, as it seems likely that further short-term interest rate increases will be forthcoming as long as the current economic momentum continues. Although Treasury yields fell sharply, other fixed-income asset classes did not participate to the same extent. In addition, the business practices of Government-sponsored agencies were placed under scrutiny by Congress, which pressured quality spreads across the yield curve.

In early May, investors began to price in a 50 basis point move, with a greater probability of more increases later in the summer. New home sales grew by an alarming 966,000 pace and the unemployment rate fell to 3.9%. Citing the risk of accelerating inflation, the Federal Reserve Board increased interest rates by 50 basis points at their meeting on May 16, 2000. The economy has recently shown signs of more moderate growth. Therefore, we believe that the Federal Reserve Board will move more slowly in restricting monetary policy going forward.

During the six-month period ended May 31, 2000, we maintained a conservative approach because of the rising interest rate environment. We adopted a barbell strategy incorporating one-month and two-month commercial paper with one-year bank certificates of deposit. We also increased the Fund's position in floating rate notes since we believe they will provide some protection to the Fund against rising interest rates.

The Fund's portfolio composition at the end of the May period and as of our last report to shareholders is detailed as follows:

                                       5/31/00     11/30/99

Bank Notes                               11.9%      8.0%
Certificates of Deposit--European         --        1.9
Certificates of Deposit--Yankee           9.7      10.9
Commercial Paper                         42.0      43.6
Corporate Notes                           2.6       2.8
Funding Agreements                        3.5       1.1
Medium-Term Notes                        21.5      22.7
Repurchase Agreements                     --        6.6
US Government, Agency &
 Instrumentality Obligations--
 Non-Discount                             7.5       3.4
Liabilities in Excess of Other Assets     --       (1.0)
Other Assets Less Liabilities             1.3        --
                                        ------     ------
Total                                   100.0%     100.0%
                                        ======     ======

Sincerely,


(Terry K. Glenn)
Terry K. Glenn
President and Trustee


(Robert Sabatino)
Robert Sabatino
Vice President and Portfolio Manager



June 30, 2000





Summit Cash Reserves Fund
May 31, 2000


SCHEDULE OF INVESTMENTS                           (in Thousands)

                         Face   Interest      Maturity
Issue                   Amount   Rate*          Date         Value

Bank Notes--11.9%

American Express       $ 5,000     6.73++ %   6/19/2000     $ 5,000
Centurion Bank           5,000     6.75++     7/13/2000       5,000

First USA Bank NA        2,000     6.215     10/18/2000       1,993

First Union National     5,000     6.87++     8/28/2000       5,001
Bank

Fleet National Bank     10,000     6.471++    1/22/2001      10,007

Total Bank Notes
(Cost--$27,006)                                              27,001

Certificates of Deposit--Yankee--9.7%

Bank Austria AG, NY      3,000     6.06      11/20/2000       2,983

Bank of Nova             2,000     6.74       3/14/2001       1,989
Scotia, NY

Bayerische               3,000     6.61       3/07/2001       2,982
Landesbank
Girozentrale, NY

Credit Suisse            5,000     6.72++     6/07/2000       5,000

First Boston, NY

Deutsche Bank            3,000     5.62       6/26/2000       2,998
AG, NY

Svenska                  2,000     6.65       3/06/2001       1,989
Handelsbanken            2,000     6.98       5/02/2001       1,992
AB, NY

Unibank A/S, NY          2,000     6.81       4/17/2001       1,989

Total Certificates of Deposit--Yankee
(Cost--$21,994)                                              21,922

Commercial Paper--42.0%

AT&T Corp.               3,000     6.24++     7/13/2000       2,999
                         2,000     6.476++    8/07/2000       2,000

Amsterdam Funding        4,000     6.53       6/02/2000       3,999
Corp.                    5,900     6.09       6/12/2000       5,889

British                  5,000     6.09       6/30/2000       4,976
Telecommunications
PLC

CXC Incorporated         6,000     6.10       6/20/2000       5,981

Centric Capital Corp.    3,000     6.10       6/16/2000       2,992

DaimlerChrysler          3,000     5.98       6/21/2000       2,990
North America
Holdings Corp.

Eureka                   4,000     6.59       7/07/2000       3,974
Securitization Inc.



                         Face   Interest      Maturity
Issue                   Amount   Rate*          Date         Value

Commercial Paper (concluded)

Fortis Funding LLC     $ 7,870     6.59  %    7/21/2000     $ 7,798

GE Capital               5,000     6.60       7/21/2000       4,954
International
Funding, Inc.

GTE Corporation          3,600     6.53       6/19/2000       3,588

General Electric         5,000     6.60       7/21/2000       4,954
Financial Assurance
Holdings Inc.

Invensys Plc             4,130     6.60       7/17/2000       4,095

Lehman Brothers          5,000     6.08       8/01/2000       4,943
Holdings Inc.            5,000     6.17       8/17/2000       4,928

New Center Asset         4,078     6.60       7/19/2000       4,042
Trust

Old Line                 5,236     6.10       6/01/2000       5,236
Funding Corp.
Salomon, Smith           4,779     6.56       7/12/2000       4,743
Barney Holdings, Inc.

WCP Funding Inc.         5,000     6.08       6/16/2000       4,988

Windmill                 5,458     6.08       6/13/2000       5,447
Funding Corp.

Total Commercial Paper
(Cost--$95,529)                                              95,516

Corporate Notes--2.6%

Associates               1,000     6.375      6/15/2000       1,000
Corporation of
North America

SMM Trust,               5,000     6.321++    9/25/2000       5,000
Series 1999-H

Total Corporate Notes
(Cost--$6,000)                                                6,000

Funding Agreements--3.5%

General Electric         2,000     6.278++    9/01/2000       2,000
Life and Annuity
Assurance Co.

Jackson National         1,000     6.288++    2/01/2001       1,000
Life Insurance Co.

Pacific Life             5,000     6.278++    1/31/2001       5,000
Insurance Co.

Total Funding Agreements
(Cost--$8,000)                                                8,000



Summit Cash Reserves Fund
May 31, 2000


SCHEDULE OF INVESTMENTS (concluded)               (in Thousands)

                         Face   Interest      Maturity
Issue                   Amount   Rate*          Date         Value

Medium-Term Notes--21.5%

AT & T Capital         $ 3,950     7.50  %   11/15/2000     $ 3,958
Corporation

Associates               2,000     5.90       6/23/2000       2,000
Corporation of           2,800     6.44++     3/16/2001       2,798
North America

Deutsche                 1,150     7.00       7/10/2000       1,150
Pfandbrief und
Hypothekenbank

Finova Capital Corp.     2,000     6.45       6/01/2000       2,000

Ford Motor               4,000     6.27++    10/02/2000       3,999
Credit Company

General Motors           1,000     6.875      7/17/2000       1,000
Acceptance Corp.         2,000     6.253++    7/20/2000       1,998
                         8,000     6.091++    9/01/2000       7,999

Goldman Sachs            2,000     6.00       8/07/2000       1,999
Group, Inc.              4,000     6.55      12/22/2000       4,000

Household Finance        2,000     6.975      6/07/2000       2,000
Corp.

Morgan Stanley, Dean     5,000     6.249++    1/22/2001       4,998
Witter, Discover & Co.   5,000     6.52++     3/16/2001       5,000



                         Face   Interest      Maturity
Issue                   Amount   Rate*          Date         Value


Medium-Term Notes (concluded)

Norwest                $ 4,000     6.446++%   9/07/2000    $  3,999
Financial Inc.

Total Medium-Term Notes
(Cost--$48,917)                                              48,898

US Government, Agency & Instrumentality
Obligations--Non-Discount--7.5%

Federal Home Loan        2,000     6.353++    7/14/2000       2,000
Banks

Federal National         5,000     6.193++    9/17/2001       4,995
Mortgage Association

Student Loan             5,000     6.543++    9/29/2000       5,000
Marketing                5,000     6.413++    8/23/2001       4,998
Association

Total US Government, Agency & Instrumentality
Obligations--Non-Discount (Cost--$16,993)                    16,993

Total Investments (Cost--$224,439)--98.7%                   224,330

Other Assets Less Liabilities--1.3%                           2,917
                                                           --------
Net Assets--100.0%                                         $227,247
                                                           ========


 *Commercial Paper and certain US Government, Agency &
  Instrumentality Obligations are traded on a discount basis. The interest rates shown reflect the rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity. The interest rates on variable rate securities are adjusted periodically based on appropriate indexes. The interest rates shown are the rates in effect at May 31, 2000.
++Variable Rate Notes.

  See Notes to Financial Statements.



Summit Cash Reserves Fund
May 31, 2000

FINANCIAL INFORMATION
Statement of Assets and Liabilities as of May 31, 2000
Assets:             Investments, at value (identified cost--$224,439,315*)                                  $224,330,164
                    Cash                                                                                          54,383
                    Receivables:
                      Beneficial interest sold                                             $  3,634,423
                      Interest                                                                1,720,527        5,354,950
                                                                                           ------------
                    Prepaid registration fees                                                                     97,141
                                                                                                            ------------
                    Total assets                                                                             229,836,638
                                                                                                            ------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                            2,051,451
                      Dividends to shareholders                                                 191,623
                      Distributor                                                               109,889
                      Investment adviser                                                         77,571        2,430,534
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       159,053
                                                                                                            ------------
                    Total liabilities                                                                          2,589,587
                                                                                                            ------------

Net Assets:         Net assets                                                                              $227,247,051
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $  5,259,470
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                     17,476,151
                    Paid-in capital in excess of par                                                         204,620,581
                    Unrealized depreciation on investments--net                                                 (109,151)
                                                                                                            ------------
                    Net assets                                                                              $227,247,051
                                                                                                            ============

Net Asset           Class A--Based on net assets of $52,563,936 and 52,594,697 shares of
Value:              beneficial interest outstanding                                                         $       1.00
                                                                                                            ============
                    Class B--Based on net assets of $174,683,115 and 174,761,505 shares of
                    beneficial interest outstanding                                                         $       1.00
                                                                                                            ============


                   *Cost for Federal income tax purposes. As of May 31, 2000, net unrealized depreciation for Federal income tax purposes amounted to
                    $109,151, of which $965 related to appreciated securities and
                    $110,116 related to depreciated securities.

                    See Notes to Financial Statements.




Summit Cash Reserves Fund
May 31, 2000

FINANCIAL INFORMATION (continued)
Statement of Operations
                                                                                                       For the Year Ended
                                                                                                            May 31, 2000
Investment Income:  Interest and amortization of premium and discount earned                                $ 13,833,865

Expenses:           Distribution fees--Class B                                             $  1,350,752
                    Investment advisory fees                                                  1,201,451
                    Professional fees                                                           105,580
                    Transfer agent fees--Class B                                                 97,150
                    Printing and shareholder reports                                             85,883
                    Accounting services                                                          76,182
                    Registration fees                                                            70,625
                    Transfer agent fees--Class A                                                 26,314
                    Trustees' fees and expenses                                                  25,690
                    Custodian fees                                                               23,580
                    Pricing fees                                                                    698
                    Other                                                                        19,266
                                                                                           ------------
                    Total expenses before reimbursement                                       3,083,171
                    Reimbursement of expenses                                                  (110,240)
                                                                                           ------------
                    Total expenses after reimbursement                                                         2,972,931
                                                                                                            ------------
                    Investment income--net                                                                    10,860,934
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                             (6,760)
Unrealized Loss on  Change in unrealized depreciation on investments--net                                        (73,037)
Investments--Net:                                                                                           ------------
                    Net Increase in Net Assets Resulting from Operations                                    $ 10,781,137
                                                                                                            ============

                    See Notes to Financial Statements.



Summit Cash Reserves Fund
May 31, 2000

FINANCIAL INFORMATION (continued)
Statements of Changes in Net Assets
                                                                                                 For the Year Ended
                                                                                                       May 31,
Increase (Decrease) in Net Assets:                                                              2000             1999
Operations:         Investment income--net                                                 $ 10,860,934     $  4,370,063
                    Realized gain (loss) on investments--net                                     (6,760)             480
                    Change in unrealized depreciation on investments--net                       (73,037)         (36,114)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     10,781,137        4,334,429
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                (3,068,633)      (1,258,531)
Shareholders:         Class B*                                                               (7,785,541)      (3,111,532)
                    Realized gain on investments--net:
                      Class A                                                                        --             (120)
                      Class B*                                                                       --             (360)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from
                    dividends and distributions to shareholders                             (10,854,174)      (4,370,543)
                                                                                           ------------     ------------

Beneficial          Net increase in net assets derived from beneficial
Interest            interest transactions                                                     3,989,978      223,113,472
Transactions:                                                                              ------------     ------------

Net Assets:         Total increase in net assets                                              3,916,941      223,077,358
                    Beginning of year                                                       223,330,110          252,752
                                                                                           ------------     ------------
                    End of year                                                            $227,247,051     $223,330,110
                                                                                           ============     ============


                   *Class B Shares commenced operations on October 9, 1998.

                    See Notes to Financial Statements.



Summit Cash Reserves Fund
May 31, 2000


FINANCIAL INFORMATION (concluded)

Financial Highlights
The following per share data and ratios have been derived                                   Class A
from information provided in the financial statements.                              For the Year Ended May 31,
Increase (Decrease) in Net Asset Value:                                 2000        1999      1998      1997      1996
Per Share           Net asset value, beginning of year                $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                               .0508      .0556     .0531     .0432      .0476
                    Realized and unrealized gain (loss) on
                    investments--net                                    (.0005)    (.0004)       --     .0001     (.0011)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                     .0503      .0552     .0531     .0433      .0465
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                            (.0508)    (.0556)   (.0531)   (.0431)    (.0476)
                      Realized gain on investments--net                     --         --+++     --        --         --+++
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                   (.0508)    (.0556)   (.0531)   (.0431)    (.0476)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      ========   ========  ========  ========   ========
                    Total investment return**                            5.17%      5.71%     5.36%     4.40%      4.95%
                                                                      ========   ========  ========  ========   ========

Ratios to Average   Expenses, net of reimbursement                        .67%       .34%      .00%     1.38%      1.13%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Expenses                                              .71%      1.04%    72.77%     1.97%      1.13%
                                                                      ========   ========  ========  ========   ========
                    Investment income and realized gain on
                    investments--net                                     5.09%      4.75%     5.30%     4.18%      4.83%
                                                                      ========   ========  ========  ========   ========

Supplemental Data:  Net assets, end of year (in thousands)            $ 52,564   $ 56,512  $    253  $    240   $ 34,865
                                                                      ========   ========  ========  ========   ========

                                                                                                        Class B
                                                                                                                For the
                                                                                                For the          Period
                                                                                                  Year          Oct. 9,
The following per share data and ratios have been derived                                        Ended         1998++ to
from information provided in the financial statements.                                          May 31,          May 31,
Increase (Decrease) in Net Asset Value:                                                          2000             1999
Per Share           Net asset value, beginning of period                                       $   1.00         $   1.00
Operating                                                                                      --------         --------
Performance:        Investment income--net                                                        .0432            .0260
                    Realized and unrealized loss on investments--net                             (.0004)          (.0002)
                                                                                               --------         --------
                    Total from investment operations                                              .0428            .0258
                                                                                               --------         --------
                    Less dividends and distributions:
                      Investment income--net                                                      .0432           (.0260)
                      Realized gain on investments--net                                              --               --+++
                                                                                               --------         --------
                    Total dividends and distributions                                             .0432           (.0260)
                                                                                               --------         --------
                    Net asset value, end of period                                             $   1.00         $   1.00
                                                                                               ========         ========
                    Total investment return**                                                     4.38%            4.12%*
                                                                                               ========         ========

Ratios to Average   Expenses, net of reimbursement                                                1.43%            1.10%*
Net Assets:                                                                                    ========         ========
                    Expenses                                                                      1.48%            1.46%*
                                                                                               ========         ========
                    Investment income and realized gain on investments--net                       4.33%            3.99%*
                                                                                               ========         ========

Supplemental Data:  Net assets, end of period (in thousands)                                   $174,683         $166,818
                                                                                               ========         ========



                   *Annualized.
                  **The Fund's Investment Adviser voluntarily waived a portion of its management fee when applicable. Without such waiver, the Fund's performance would have been lower.
                  ++Commencement of operations.
                 +++Amount is less than $.0001 per share.


                    See Notes to Financial Statements.



Summit Cash Reserves Fund
May 31, 2000


NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Summit Cash Reserves Fund (the "Fund") is a separate fund offering a separate class of shares of Financial Institutions Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which comprises a series of separate portfolios offering a separate class of shares to select groups of purchasers. The Fund is currently the only operating series of the Trust. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Both classes of shares have equal voting, dividend, liquidation and other rights, except that only shares of the respective classes are entitled to vote on matters concerning only that class and Class B Shares bear certain expenses related to the distribution of such shares. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days, for which market quotations are readily available, are valued at market value. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of a variable rate security is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market quotations are not readily available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund invests in money market securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests monthly such dividends (net of non-resident alien tax and back-up withholding tax) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.


2. Investment Advisory and Administrative
Agreements:
The Fund has entered into an Investment Management Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plan with Princeton Funds Distributor, Inc. ("PFD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities and equipment to provide such services to the Fund. FAM also performs certain administrative services necessary for the operation of the Trust and the Fund. For such services, FAM receives a fee from the Fund at the end of each month at the annual rate of .50% of the average daily net assets of the Fund. For the year ended May 31, 2000, FAM earned fees of $1,201,451, of which $110,240 was waived.

Pursuant to the Distribution Plan adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee accrued daily and paid monthly at the annual rate of .75% of the Fund's average daily net assets attributable to Class B Shares. This fee may be used to help defray the expenses associated with marketing activities and services related to Class B Shares.

For the year ended May 31, 2000, MLPF&S received contingent deferred sales charges of $982,984 relating to transactions in Class B
Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, PFD, FDS, and/or ML & Co.


3. Shares of Beneficial Interest:
Net increase in net assets derived from beneficial interest transactions were $3,989,978 and $223,113,472 for the years ended
May 31, 2000 and May 31, 1999, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                         Dollar
Ended May 31, 2000                    Shares        Amount

Shares sold                       244,294,503  $ 244,294,503
Shares issued to share-
holders in reinvestment
of dividends                        2,362,958      2,362,958
                                 ------------  -------------
Total issued                      246,657,461    246,657,461
Shares redeemed                  (250,584,757)  (250,584,757)
                                 ------------  -------------
Net decrease                       (3,927,296) $  (3,927,296)
                                 ============  =============


Class A Shares for the Year                         Dollar
Ended May 31, 1999                    Shares        Amount

Shares sold                       294,469,397  $ 294,469,397
Shares issued to share-
holders in reinvestment
of dividends and
distributions                         948,339        948,339
                                 ------------  -------------
Total issued                      295,417,736    295,417,736
Shares redeemed                  (239,148,496)  (239,148,496)
                                 ------------  -------------
Net increase                       56,269,240  $  56,269,240
                                 ============  =============


Class B Shares for the Year                         Dollar
Ended May 31, 2000                    Shares        Amount

Shares sold                       379,616,380  $ 379,616,380
Shares issued to share-
holders in reinvestment
of dividends                        6,558,409      6,558,409
                                 ------------  -------------
Total issued                      386,174,789    386,174,789
Shares redeemed                  (378,257,515)  (378,257,515)
                                 ------------  -------------
Net increase                        7,917,274  $   7,917,274
                                 ============  =============


Class B Shares for the Period
October 9, 1998++ to                                Dollar
May 31, 1999                          Shares        Amount

Shares sold                       380,085,530  $ 380,085,530
Shares issued to share-
holders in reinvestment
of dividends and
distributions                       2,716,668      2,716,668
                                 ------------  -------------
Total issued                      382,802,198    382,802,198
Shares redeemed                  (215,957,966)  (215,957,966)
                                 ------------  -------------
Net increase                      166,844,232  $ 166,844,232
                                 ============  =============

++Prior to October 9, 1998 (commencement of operations), the Fund issued 10,000 shares to MLAM for $10,000.

4. Capital Loss Carryforward:
At May 31, 2000, the Fund had a net capital loss carryforward of approximately $5,000, of which $4,000 expires in 2004 and $1,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.



Summit Cash Reserves Fund
May 31, 2000


INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Summit Cash Reserves Fund of Financial
Institutions Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Summit Cash Reserves Fund of Financial Institutions Series Trust as of May 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Summit Cash Reserves Fund of Financial Institutions Series Trust as of May 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in accordance with accounting principles generally accepted in the United States of America.



Deloitte & Touche LLP
Princeton, New Jersey
June 28, 2000





OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Joe Grills, Trustee
Walter Mintz, Trustee
Robert S. Salomon Jr., Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Arthur Zeikel, Trustee
Kevin J. McKenna, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Robert Sabatino, Vice President
Donald C. Burke, Vice President and Treasurer
Robert Harris, Secretary

Custodian
The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210



Summit Cash Reserves Fund
May 31, 2000


IMPORTANT TAX INFORMATION (unaudited)

None of the ordinary income distributions paid daily by Summit Cash Reserves Fund of the Financial Institutions Series Trust during the fiscal year ended May 31, 2000 qualify for the dividends received deduction for corporations. Additionally, there were no long-term capital gains distributions paid by the Fund during the year.

Of the Fund's ordinary income distributions paid during the year, 4.07% was attributable to Federal obligations. In calculating the foregoing percentage, expenses of the Fund have been allocated on a pro rata basis.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Please retain this information for your records.